UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2014

QR Energy, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35010	90-0613069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5 Houston Center

1401 McKinney Street, Suite 2400

Houston, Texas 77010

(Address of principal executive office) (Zip Code)

(713) 452-2200

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 10, 2014, QR Energy, LP, (“QRE” or the “Partnership”), QRE GP, LLC (“QRE GP”), Breitburn Energy Partners L.P. (“Breitburn”), Breitburn GP, LLC (“Breitburn GP”) and Boom Merger Sub, LLC (“Merger Sub”) reached an agreement in principle to settle a consolidated unitholder class action lawsuit on behalf of QRE common unitholders filed in the United States District Court for the Southern District of Texas (the “Consolidated Unitholder Action”) on the terms and conditions set forth in a memorandum of understanding.

The Consolidated Unitholder Action, captioned In re QR Energy LP Unitholder Litigation, No. 4:14-cv-02195, names as defendants QRE, QRE GP, the members of the QRE GP board of directors, Breitburn, Breitburn GP and Merger Sub. Plaintiffs in the Consolidated Unitholder Action each allege that the director defendants breached their fiduciary duties of loyalty, due care, good faith, and independence owed to the QRE unitholders by allegedly approving the Agreement and Plan of Merger (the “Merger Agreement”), dated July 24, 2014, by and among QRE, Breitburn and Merger Sub, at an unfair price and through an unfair process.

The settlement will not affect the timing of the special meeting of the QRE unitholders, which is scheduled to be held on November 18, 2014, or the amount of the consideration to be paid to QRE unitholders in connection with the proposed transaction. The settlement is not, and should not be construed as, an admission of wrongdoing or liability by any defendant. The defendants continue to believe that the Consolidated Unitholder Action is without merit and vigorously deny the allegations contained therein. Likewise, defendants do not believe that any disclosures regarding the merger are required under applicable laws other than that which has already been provided in the Proxy Statement/Prospectus. Furthermore, nothing in this Current Report on Form 8-K (this “Report”) or any settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth in this Report. However, to avoid the risk of the Consolidated Unitholder Action delaying or adversely affecting the merger, to minimize the substantial expense, burden, distraction and inconvenience of continued litigation and to fully and finally resolve the claims, QRE, Breitburn and Merger Sub have agreed to make these amended and supplemental disclosures to the Proxy Statement/Prospectus.

The memorandum of understanding contemplates that the parties will enter into a stipulation of settlement (the “Stipulation”). The memorandum of understanding further provides that, among other things, (1) the parties will submit the Stipulation to the Delaware court for review and approval; (2) the Stipulation will provide for dismissal with prejudice of the Consolidated Unitholder Action; (3) all proceedings in the Consolidated Unitholder Action, except for those related to the settlement, shall be stayed and the plaintiffs agree to stay and not to initiate any other proceedings other than those incident to the settlement itself; (4) the Stipulation will include a general release of defendants of all claims relating to the merger and related transactions and (5) the proposed settlement is conditioned on, among other things, consummation of the merger, class certification and final approval of the settlement.

In connection with the settlement of the Consolidated Unitholder Action, QRE and Breitburn have agreed to make the following amended and supplemental disclosures (the “Amended and Supplemental Disclosures”) to the definitive proxy statement/prospectus filed with the Securities and Exchange Commission on October 17, 2014 (the “Proxy Statement/Prospectus”). The Amended and Supplemental Disclosures should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement/Prospectus.

AMENDED AND SUPPLEMENTAL DISCLOSURES

The Merger—Background of the Merger

1.	The following disclosure supplements the disclosure on page 52 of the Proxy Statement/Prospectus by adding the following disclosure after the first sentence of the sixth full paragraph on such page:

Specifically, QRE management and board of directors have considered offers or inquiries for various strategic alternatives, and, at times, consulted with financial advisors to evaluate or otherwise identify potential strategic options for QRE.

2.	The following disclosure amends and supplements the disclosure on page 53 of the Proxy Statement/Prospectus by replacing the second sentence of the fourth full paragraph on such page in its entirety with the following:

Based on consultations with RBC and Greenhill, a request was made in the indications of interest to include specific items including the economic consideration for a prospective combination.

3.	The following disclosure supplements the disclosure on page 53 of the Proxy Statement/Prospectus by adding the following disclosure at the end of the fourth full paragraph on such page:

The QRE GP Board believed that a unit-for-unit transaction would be more beneficial to QRE common unitholders because it would allow them to retain a continuing interest in the post-Merger entity and because such a transaction would generally not be expected to result in the recognition of taxable gain to QRE common unitholders.

4.	The following disclosure supplements the disclosure on page 54 of the Proxy Statement/Prospectus by adding the following disclosure following the first sentence of the seventh full paragraph on such page:

Accordingly, Partnership A’s proposal was not referred to the QRE GP conflicts committee for consideration.

The Merger—Opinion of the Financial Advisor to the QRE GP Board of Directors

5.	The following disclosure amends and supplements the disclosure on page 70 of the Proxy Statement/Prospectus by replacing the first bullet point on such page in its entirety with the following:

•	reviewed certain estimates of QRE’s oil and gas reserves, including (i) estimates as of December 31, 2013 prepared by Netherland, Sewell & Associates, Inc. (“QRE Consultant Estimates”) and (ii) estimates of proved, probable and possible reserves as of April 1, 2014 (the “QRE 3P Database”), with a combined 3P risking percentage provided by QRE management of approximately 82% for QRE’s reserves;

6.	The following disclosure supplements the disclosure on page 76 of the Proxy Statement/Prospectus by adding the following disclosure following the second sentence of the sixth full paragraph on such page:

The pro forma impact to 2015-2016 Distributable Cash Flow for Breitburn ranged from +6% to +10%, and for QRE ranged from +11% to +15%.

7.	The following disclosure supplements the disclosure on page 76 of the Proxy Statement/Prospectus by adding the following disclosure at the end of the sixth full paragraph on such page:

The pro forma impact to 2015-2016 Distribution per Unit for Breitburn ranged from +3% to +7%, and for QRE ranged from +5% to +9%. The pro forma impact to 2015-2016 Distribution per Unit Coverage for Breitburn ranged from +2% to +3%, and for QRE ranged from +6% to +7%.

The Merger—Opinion of the Financial Advisor to the QRE GP Conflicts Committee

8.	The following disclosure amends and supplements the disclosure on page 81 of the Proxy Statement/Prospectus by replacing the second sentence of the second paragraph on such page in its entirety with the following:

TPH performed an illustrative Net Asset Value analysis of QRE. TPH calculated the present value of the after-tax future cash flows that QRE could be expected to generate from its existing base of estimated proved reserves, probable reserves and possible reserves as of March 31, 2014, with a combined 3P risking percentage provided by QRE management of approximately 82% for QRE’s reserves.

9.	The following disclosure amends and supplements the disclosure on page 81 of the Proxy Statement/Prospectus by replacing the fourth sentence of the second paragraph on such page in its entirety with the following:

TPH estimated Net Asset Value by adding (i) the present value of the cash flows generated by these estimated proved, probable and possible reserves, plus (ii) the present value of existing hedges of approximately $14 million, less (iii) the present value of net profits interest burdens of approximately $12 million to $13 million, less (iv) other corporate adjustments including net debt (total debt less cash) of approximately $951 million, preferred equity of approximately $393 million and minority interests of approximately $9 million.

10.	The following disclosure supplements the disclosure on page 81 of the Proxy Statement/Prospectus by adding the following disclosure following the first sentence of the third paragraph on such page:

Cash flow was defined for this purpose as EBITDA less capital expenditures (pre-tax).

11.	The following disclosure amends and supplements the disclosure on page 82 of the Proxy Statement/Prospectus by replacing the first sentence of the fifth full paragraph on such page in its entirety with the following:

TPH also calculated the Net Asset Value of Breitburn using a methodology, exit multiples and discount rate ranges consistent with that used to calculate the Net Asset Value of QRE and using reserve information provided by QRE based on the reserve reports prepared by Breitburn’s outside reserve engineers and updated and risked by QRE management (the “Breitburn Reserve Reports”).

12.	The following disclosure amends and supplements the disclosure on page 82 of the Proxy Statement/Prospectus by replacing the first sentence of the sixth full paragraph on such page in its entirety with the following:

Additionally, TPH performed a discounted cash flow analysis of Breitburn using a methodology, exit multiples and discount rate ranges consistent with that used to calculate the discounted cash flow of QRE and using reserve reports and financial forecasts through 2017 as provided by Breitburn.

13.	The following disclosure amends and supplements the disclosure on page 83 of the Proxy Statement/Prospectus by replacing the third full paragraph on such page in its entirety with the following:

Contribution Analysis (Base Case)

	QRE % Contribution	Breitburn % Contribution	Implied Exchange Ratio
2013A Production	35%	65%	0.8948x
2014E Production	32%	68%	0.7728x
2015E Production	32%	68%	0.8022x
2016E Production	33%	67%	0.8224x
1P Reserves – Reported	30%	70%	0.7132x
1P Reserves – Modeled	38%	62%	1.0373x
3P Reserves – Modeled	31%	69%	0.7555x
2013A DCF	40%	60%	1.1021x
2014E DCF	41%	59%	1.1528x
2015E DCF	35%	65%	0.8834x
2016E DCF	35%	65%	0.9192x
2013A EBITDA	43%	57%	1.2498x
2014E EBITDA	36%	64%	0.9496x
2015E EBITDA	32%	68%	0.8026x
2016E EBITDA	34%	66%	0.8497x
Discounted Cash Flows	32%	68%	0.7914x
PV of Future Unit Price (Equity Value)	33%	67%	0.8402x
1P PV-10 (Pre-Tax and G&A)	37%	63%	0.9822x
3P PV-10 (Pre-Tax and G&A)	31%	69%	0.7576x

TPH also ran sensitivities under alternative commodity pricing assumptions: a Wall Street consensus price scenario and a 10-year average price scenario. QRE’s contribution under the Wall Street consensus pricing scenario ranged from 30% to 36% and implied exchange ratios ranged from 0.7236x to 0.9232x. Under the 10-year average commodity price scenario, QRE’s contribution ranged from 18% to 34% and implied exchange ratios ranged from 0.3652x to 0.8593x.

14.	The following disclosure supplements the disclosure on page 84 of the Proxy Statement/Prospectus by adding the following table prior to the first paragraph on such page:

Trading Comparables

Company	EV / 2014E EBITDAX	EV / 2015E EBITDAX	EV / Proved Reserves ($/Boe)	EV / Current Production ($/Boe/d)	EV / 2014E Production ($/Boe/d)	EV / Proved Reserves PV-10
Atlas Resource Partners, L.P.	9.4x	7.7x	$12.08	$64,239	$65,675	2.9x
EV Energy Partners, L.P.	10.1x	7.8x	13.41	91,459	89,471	2.5x
Legacy Reserves LP	9.6x	8.2x	21.02	97,123	117,421	1.9x
Linn Energy, LLC	9.6x	9.0x	16.95	95,921	91,360	1.9x
LRR Energy, L.P.	8.1x	6.7x	24.33	115,031	108,504	1.9x
Mid-Con Energy Partners, LP	10.1x	8.9x	40.78	221,935	218,090	1.6x
Memorial Energy Partners LP	10.1x	7.5x	13.03	95,107	101,472	2.1x
New Source Energy Partners LP	7.8x	5.7x	25.34	114,523	112,797	2.5x
Vanguard Natural Resources, LLC	9.8x	8.6x	13.01	91,291	78,568	2.2x

15.	The following disclosure supplements the disclosure on page 86 of the Proxy Statement/Prospectus by adding the following table prior to the second full paragraph on such page:

Transaction Comparables

Announcement Date	Target	Acquiror	TV / Proved Reserves ($/Boe)	TV / Current Production ($/Boe/d)	TV / 2015E EBITDAX
7/13/2014	Kodiak Oil and Gas Corp.	Whiting Petroleum Corporation	$35.87	$177,028	8.8x
5/8/2013	Pioneer Southwest Energy Partners L.P.	Pioneer Natural Resources Company	27.19	164,788	11.9x
4/30/2013	Crimson Exploration Inc.	Contango Oil & Gas Company	19.90	52,671	5.6x
2/21/2013	Berry Petroleum Company	Linn Energy, LLC	18.17	120,719	9.0x
3/25/2011	Encore Energy Partners LP	Vanguard Natural Resources LLC	25.08	122,593	10.0x
7/27/2010	American Oil & Gas Inc.	Hess Corporation	NA	NA	NA
4/4/2010	Arena Resources Inc.	SandRidge Energy Inc.	18.58	156,576	10.8x

*        *        *

Additional Information about the Proposed Transactions

In connection with the proposed transactions, Breitburn has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a prospectus of Breitburn and a proxy statement of the Partnership. Each of Breitburn and the Partnership also plan to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus and other relevant documents filed by Breitburn and the Partnership with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting Breitburn Investor Relations in writing at 515 S. Flower Street, Suite 4800, Los Angeles, CA, 90071, or via e-mail by using the “Contact Form” located at the Investor Relations tab at www.breitburn.com or by calling (213) 225-0390; or by contacting the Partnership Investor Relations in writing at 1401 McKinney Street, Suite 2400, Houston, TX 77010, or via e-mail at ir@qracq.com or by calling (713) 452-2990.

Participants in the Solicitation

Breitburn and the Partnership and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about Breitburn’s directors and executive officers is available in Breitburn’s proxy statement dated April 25, 2014, for its 2014 Annual Meeting of Unitholders. Information about the Partnership’s directors and executive officers is available in the Partnership’s proxy statement dated February 3, 2014, for its Special Meeting of Unitholders held on March 10, 2014. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transactions. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Breitburn or the Partnership using the sources indicated above.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains statements that Breitburn and the Partnership believe to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements other than historical facts, including, without limitation, statements regarding the expected benefits of the proposed transaction to Breitburn and the Partnership and their unitholders, the anticipated completion of the proposed transaction or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. When used in this Current Report on Form 8-K, words such as we “may,” “can,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “project,” “believe,” “will” or “should” or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. It is uncertain whether the events anticipated will occur, or if they do occur what impact they will have on the results of operations and financial condition of Breitburn, the Partnership or of the combined company. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements.

These risks and uncertainties include, but are not limited to: the ability to obtain unitholder approval, court and regulatory approvals of the proposed transaction; the ability to complete the proposed transaction on anticipated terms and timetable; Breitburn’s and the Partnership’s ability to integrate successfully after the transaction and achieve anticipated benefits from the proposed transaction; the possibility that various closing conditions for the transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of Breitburn or the Partnership; declines in oil, NGL or natural gas prices; the level of success in exploitation, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploitation and development expenditures; the ability to obtain sufficient quantities of CO2 necessary to carry out EOR projects; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under Breitburn’s credit agreement; ability to generate sufficient cash flows from operations to meet the internally funded portion of any capital expenditures budget; ability to obtain external capital to finance exploitation and development operations and acquisitions; federal, state and local initiatives and efforts relating to the regulation of hydraulic fracturing; the ability to successfully complete potential asset dispositions and the risks related thereto; the impacts of hedging on results of operations; failure of properties to yield oil or gas in commercially viable quantities; uninsured or underinsured losses resulting from oil and gas operations; inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition in the oil and gas industry; risks arising out of hedging transactions; and other risks described under the caption “Risk Factors” in Breitburn’s and the Partnership’s Annual Reports on Form 10-K for the period ended December 31, 2013. Breitburn and the Partnership assume no obligation, and disclaim any duty, to update the forward-looking statements in this Current Report on Form 8-K to reflect subsequent events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QR Energy, LP

By:	QRE GP, LLC, its general partner

By:	/s/ Gregory S. Roden

Name: Gregory S. Roden
Title: Senior Vice President & General Counsel

Dated: November 10, 2014